Exhibit 99.1

 FY’23 – FY’26 Business Plan Overview

 Table of Contents     Q4’22 & FY’22 Update  3  FY’23 – FY’26 Business Plan  6  Liquidity Forecast  15  Business Plan Overlays  24  Non-GAAP Reconciliation  26  1  2  3  2  4  5

 Q4’22 & FY’22 Update  3

P&L Variance to DIP Sizing (H2'22)

(Unless otherwise noted, USD in millions at FY'22 Budget F/X Rates)

PF F8 vs. DIP Sizing Variance (at '22 Budget FX Rates)

	Q3 [1]			Q4			H2		
	F8	DIP Sizing	Variance	PF F8	DIP Sizing	Variance	PF F8	DIP Sizing	Variance
GROSS SALES	**$636**	**$597**	**$39**	**$790**	**$809**	**($18)**	**$1,426**	**$1,405**	**$21**
Returns, Discounts, Allowances	(139)	(131)	(8)	(158)	(161)	4	(297)	(293)	(4)
TOTAL NET SALES	**$497**	**$465**	**$31**	**$633**	**$647**	**($15)**	**$1,129**	**$1,112**	**$17**
Gross to Net %	*21.9%*	*22.0%*	*(0.1%)*	*20.0%*	*20.0%*	*(0.0%)*	*20.8%*	*20.8%*	*(0.0%)*
TOTAL COGS	(224)	(194)	(30)	(254)	(244)	(10)	(478)	(438)	(40)
GROSS MARGIN	**$273**	**$271**	**$2**	**$378**	**$403**	**($25)**	**$651**	**$674**	**($23)**
Gross Profit Margin	*54.9%*	*58.2%*	*(3.3%)*	*59.8%*	*62.3%*	*(2.5%)*	*57.7%*	*60.6%*	*(2.9%)*
Distribution	(28)	(28)	0	(35)	(37)	2	(63)	(65)	2
GROSS CONTRIBUTION	**$245**	**$243**	**$2**	**$343**	**$366**	**($23)**	**$588**	**$609**	**($21)**
SG&A	(233)	(246)	13	(291)	(291)	1	(524)	(537)	13
Net Sales %	*(47.0%)*	*(52.9%)*	*5.9%*	*(46.0%)*	*(45.0%)*	*(0.9%)*	*(46.4%)*	*(48.3%)*	*1.9%*
OPERATING INCOME	**$11**	**($3)**	**$15**	**$52**	**$75**	**($22)**	**$64**	**$72**	**($8)**
Depr & Amort Reverse	34	36	(3)	42	38	4	76	74	1
RECURRING EBITDA	**$45**	**$33**	**$12**	**$95**	**$113**	**($18)**	**$140**	**$146**	**($6)**
EBITDA Margin %	*9.0%*	*7.1%*	*1.9%*	*15.0%*	*17.4%*	*(2.5%)*	*12.4%*	*13.1%*	*(0.8%)*

- **Q3 '22 figures are preliminary** and could change, subject to completion of financial review. However, current information suggests that any changes would be favorable to Q3 '22 amounts illustrated herein

(1) Q3 '22 results were finalized after the business plan was published. Actual Q3 '22 Recurring EBITDA (at '22 Budget FX Rates) of ~$55MM was ~$10MM favorable to F8 Q3 EBITDA of ~$45MM. The ~$10MM favorability relative to the F8 figures in the business plan primarily reflects favorability in operating expenses in September (e.g., COGS, Brand Support, Indirect SG&A)

4

REVLON

 PF F8 vs. DIP Sizing Variance (at ’22 Budget FX Rates)  P&L Variance to DIP Sizing (FY’22)  (Unless otherwise noted, USD in millions at FY’22 Budget F/X Rates)  (1) Reflects FX adjustment from 2023 Budget FX Rates as of 6/30 to 9/30 Spot FX Rates  (2) Adjusted Recurring EBITDA for FY22 PF F8 reflects reported FX rates for Jan’22 - Aug’22 and estimated spot rates for Sep’22 – Dec’22 (i.e., 8+4 forecast)  (1)  (2)  5

 FY’23 – FY’26 Business Plan  6

 Business Plan Process Overview  Company’s DIP milestones require entry into a Restructuring Support Agreement (“RSA”) by November 15th(1) and filing a Plan of Reorganization and Disclosure Statement by December 14th(1)   The business plan process was kicked off in early July, to develop baseline projections for FY’23 – FY’26 (“Baseline Forecast” or “LTF”) and evaluate a range of potential strategic initiatives (“Overlays”)  The FY’23 – FY’26 Baseline projections presented herein exclude the Overlays  Company teams were tasked to develop brand/region-specific business plans for FY’23 and FY’24 with defined high-level strategies to execute on stated goals  Each brand/region team presented their plans at various checkpoints throughout August and September with review conducted by the ELT and A&M. Follow-up meetings/analyses were conducted to review underlying assumptions, strategies, and trends  FY’25 and FY’26 projections are derived from the 2024 Baseline Forecast  Macro industry indicators and addressable market trends evaluated  Market / brand shares and growth opportunities considered in development / refinement of brand and region level assumptions  (1) Reflects two-week extension of RSA Milestones granted during the Final DIP Hearing from October 31st to November 15th  7

Summary of Market Trends and Outlook

Consumer Trends

- Consumers are returning to physical retail, which is driving omnichannel expansion enabled by technology
- Science-backed formulas are increasingly important in both skin and color cosmetics, with consumers seeking out next-generation key ingredients
- Brands that celebrate and re-define diversity and sustainability are resonating

Sales Growth Target (1)

Coty

Estée Lauder

e.l.f.

Beauty Market Conditions

- Market **recovering** from effects of COVID-19 on consumer spending and confidence, resulting in **increased demand** for most discretionary industry products
  - Ongoing effects of COVID continue to impact select markets with continued lockdowns (e.g., China, Australia)
- Global market **growth rates of 6-9%** across beauty categories

Global Mkt. Growth (2)



7%
6%
9%
8%
Color Cosmetics
Haircare
Skincare
Fragrance
'22-'26 CAGR %

IMF Global Growth Forecast (Oct 2022)

YoY Real GDP Outlook

- **U.S.:** declining from 1.6% ('22) to 1.0% ('23)
- **EMEA:** declining from 3.1% ('22) to 0.5% ('23)
- **APAC:** increasing from 4.4% ('22) to 4.9% ('23)

2023 GDP Outlook (3)

Global:

U.S.:

EMEA:

APAC:

F/X Rates

- The U.S. Dollar is demonstrating near **record-high strength** against global currencies
- Preliminary analysis suggests the 2023 EBITDA risk of **~$24MM (~$18MM translation + ~$6MM transactional)** from initial 2023 budget rates initial set using June 30th, 2022 spot rates

U.S. Dollar Index (4)



112.17
$125
$105
$85
$65
2010
2013
2016
2019
2022

Inflation / Supply Chain

- Business Plan assumes **~11%** COGP (per unit) **cost increase** from '21 to '23, primarily driven by higher material costs due to on-going raw material/component **cost aggravation** across both **North America** and **EMEA**
- Global supply chain constraints improving, however, challenges continue to impact production capacity

Production Cost Inflation (5)

2021 to 2023

(1) FY'23 growth guidance as publicly disclosed as of 10/24/22
(2) Source: Euromonitor as of 9/27/22; reflects nominal industry growth rates
(3) IMF, World Economic Outlook, Oct 2022
(4) DXY historical data
(5) FY'23 Supply Chain COGP Budget

8

REVLON

 Revlon Brand Portfolio  9  Core Competencies / Strengths  Challenges  Revlon  Iconic brand - very high consumer awareness + global scale   Leadership in Lip category (#1 launches in ’21 + ’22 in U.S.)(1)  Expertise in hair color (#1 mass brand in U.S.)  Premium positioning in the Professional channel in EMEA   Under-investment in brand support presents challenge to share of market and shelf space in the mass channel  Promotional activity in U.S. Mass   E-commerce penetration  Elizabeth Arden  Expertise in prestige skincare with ingredient-based product portfolio and unique delivery systems  Fragrance portfolio includes premium and accessible price points to broaden consumer reach  Established presence in growing markets and channels including China market and DTC  Changing dynamics in key markets:  Increased importance of specialty retail   Highly competitive and challenged China market  Fragrances  Multi-brand, multi-channel brand portfolio   Leadership and scale in U.S. Mass market  Longstanding relationships with key fragrance houses enables innovation  Normalized supply chain in ’23 present PDM opportunity  U.S. channel mix between Mass and Prestige markets  Pressure on go-forward distribution  Portfolio  Strong brand portfolio with leadership positions in key categories such as Men’s Grooming (American Crew) and Professional Nail (CND)  Brands play in growing beauty category include anti-perspirant / deodorants and multicultural hair care  Under-investment in Portfolio brands  Functions  Strong internal R&D capabilities with expertise in Color Cosmetics, skincare, hair color and care  Global manufacturing and distribution network  Manufacturing Footprint utilization  SG&A structure compared to peers  Through YTD July 2022

FY'23 -'26 Key Growth Drivers by Region

(Unless otherwise noted, USD in millions at FY'23 Budget F/X Rates based on June 30th spot)



'22-'26 CAGR(3)
Gross Sales (Region DC % Margin(1)(2))
Market
Revlon
Americas
+7%
+6%
$1,369
+9%
$1,489
+10%
$1,640
+3%
$1,682
+3%
$1,740
40.7%
37.1%
36.9%
37.2%
36.9%
EMEA
+6%
+6%
$602
+9%
$659
+4%
$686
+4%
$716
+5%
$753
41.4%
39.3%
40.9%
40.2%
41.0%
APAC
+10%
+9%
$547
+10%
$602
+10%
$662
+7%
$707
+8%
$763
36.5%
34.3%
33.9%
33.7%
33.7%
2022 PF FB
2023F
2024F
2025F
2026F

FY'22 – FY'26 Commentary

- Gross Sales projected to grow by **~$738MM** from **$2.5B** in FY'22 to **$3.3B** in FY'26 (~7% CAGR)
  - Growth primarily driven in '23 – '24 with market level / slightly below market growth in '25 – '26
  - Mid to high single digit growth rates across segments
  - Mid single digit growth rates across segments
  - High single digit growth rates across segments

(1) Region Direct Contribution Margin % excludes Corporate P&L costs
(2) % of Net Sales
(3) Market sourced from Euromonitor as of 9/27/22; reflects nominal industry growth rates

10

REVLON

 Recurring EBITDA is projected to grow to ~$413MM by FY’26 prior to FX  P&L Detail (FY’20 to FY’26)  11  (Unless otherwise noted, USD in millions at FY’23 Budget F/X Rates at 6/30/22 spot)  Adjusted Recurring EBITDA for FY22 PF F8 reflects reported FX rates for Jan’22 - Aug’22 and estimated spot rates for Sep’22 – Dec’22 (i.e., 8+4 forecast)  Reflects FX adjustment from 2023 Budget FX Rates as of 6/30 to 9/30 Spot FX Rates

 Departmental SG&A Overview   12  Total departmental SG&A is estimated to grow at 3.1% CAGR from FY'22 to FY'26  +3.1%  (Unless otherwise noted, USD in millions at FY’23 Budget F/X Rates based on June 30th spot)  2021 bonus reversal of $26MM driving YoY growth  Total departmental SG&A is projected to grow from $478MM in FY‘22 to $540MM in FY'26, primarily due to wage/benefits inflation, as well as increases in equipment, insurance, and merchandising  Estimates exclude any benefit from organization structure redesign that could be captured as an overlay

Capex and Permanent Displays

Estimated to grow at **~10% CAGR from FY'22 to FY'26; inline with pre-2020 levels** as a % of Net Sales

(Unless otherwise noted, USD in millions at FY'23 Budget F/X Rates based on June 30th spot)



+10%
$56
$40
$16
$101
$61
$40
$100
$61
$39
$78
$48
$30
$82
$50
$32
2022 PF F8
2023F
2024F
2025F
2026F
Capital Expenditures
Permanent Displays

	2022 PF F8	2023F	2024F	2025F	2026F
% of NS	2.8%	4.6%	4.1%	3.1%	3.1%
Net Sales	$1,988	$2,210	$2,414	$2,507	$2,626

- Capex estimated to **grow at ~19% CAGR** from **$16MM in FY'22** to **$32MM in FY'26**, largely driven by manufacturing cost reduction, equipment replacement, process enhancement, and postponed IT projects
- Permanent displays estimated to **grow at ~6% CAGR** from **$40MM in FY'22** to **$50MM in FY'26**, largely driven by postponed 2022 spend, wall systems, and in support of sales growth / NDP
- 2018 and 2019 capex and permanent displays as a percentage of net sales were **5.4%** and **3.1%**, respectively, with **2019 levels utilized as the basis for FY'22 and FY'26 projections**

13

REVLON

 Brand P&L Detail  14  (Unless otherwise noted, USD in millions at FY’23 Budget F/X Rates based on June 30th spot)  Reflects 2022 Pro Forma F8  BrandCo Brands include the following 13 brands: Almay, American Crew, Arden, Charlie, CND, Curve, Giorgio Beverly Hills, Halston, Jean Nate, Multicultural Group, Mitchum, Paul Sebastian, and White Shoulders

 Liquidity Forecast  15

Liquidity Summary (through Emergence) vs. DIP Sizing

(Unless otherwise noted, USD in millions at FY'23 Budget F/X Rates based on June 30th spot)

Ending liquidity as of **April 30, 2023** Emergence Date in Latest Thinking Forecast ("LTF") is **~$81MM** vs. **~$160MM** in the DIP Sizing



LTF(1)
Actuals
DIP Sizing
April 30, 2023 Assumed Emergence
$313
$203
$325
$276
$255
$251
$73
$210
$131
$258
$259
$320
$229
$241
$198
$160
$269
$244
$241
$203
$169
$153
$84
$81
A
B
$300
$200
$100
–
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr

(A) Favorable variance vs. DIP Sizing primarily driven by favorable Q3 EBITDA performance, timing of CapEx projects and favorable working capital; partially offset by higher professional fees

(B) Unfavorable variance vs. DIP Sizing primarily driven by higher professional fees, higher cash interest cost, FX translation impact, and increased CapEx/Perm Displays

(1) Represents Liquidity through Emergence prior to any Emergence-related activities

16

REVLON

Liquidity Summary (through Emergence) vs. DIP Sizing

(Unless otherwise noted, USD in millions)



Total Impact of ~$22MM
Increased professional fee run rate of ~$22MM/month
Liquidity prior to any Emergence-related activity
$200
$150
$100
$50
$0
$160
$35
($13)
$182
($12)
($89)
$81
Apr-23 Liquidity (DIP)
Recurring EBITDA, NWC, Capex, Taxes & Other
FX Translation Risk
Subtotal: Liquidity from Operations
Interest
Professional Fees
Apr-23 Liquidity (LTF)

Variance	Est. $ Impact	Comments
Recurring EBITDA, NWC, Capex, Taxes & Other	35	• Net Working Capital Benefit (primarily due to faster stabilization of DPO terms) and higher ABL availability, offset by increased capex and revised cash tax forecast
FX Translation Risk	(13)	• 9/30 FX Rates vs. 6/30 (FY'23 Budget Rates)
Interest	(12)	• Increase vs. DIP reflects latest interest rate curves
Professional Fees	(89)	• ~$15MM/month run rate in DIP Sizing vs. ~$22MM/month run rate in revised professional fee forecast

17

REVLON

Illustrative Sources & Uses  18  (Unless otherwise noted, USD in millions at FY’23 Budget F/X Rates based on June 30th spot)  Notes  Pre-Emergence Cash: Est. cash balance prior to Emergence  Accrued & Unpaid Professional Fees: includes ~$50MM of Transaction Fees  Other Restructuring Items: Amount reflects estimated other restructuring costs expected to be paid at Emergence  Debt Paydown: Reflects repayments of BrandCo DIP, B1’s (including Make-Whole Payment), DIP ABL, and FILO  Accrued & Unpaid Interest: Estimate at Emergence  Repayment & Transaction Fees: Exit fees per the DIP Credit Agreements and estimated transaction fees on new debt  Post-Emergence Cash: Reflect post-emergence cash assumption  Illustratively assumes ~$1.5B Post-Emergence capital structure

 Post-Emergence Unlevered Free Cash Flow  19  (Unless otherwise noted, USD in millions at FY’23 Budget F/X Rates based on June 30th spot)  Unlevered FCF  Unlevered Free Cash Flow below reflects zero beginning cash Post-Emergence and a build of ~$786MM through 2026

 Net Working Capital Summary  20  (Unless otherwise noted, USD in millions at FY’23 Budget F/X Rates based on June 30th spot)  Excludes $262MM balance assumed to be extinguished at emergence (non-cash item); change reflects FDM payments only  Post-Emergence Balance Sheet does not include Fresh Start accounting adjustments to re-mark Asset and Liabilities to fair value   (2)

 FY’22 Net Working Capital Detail  21  (Unless otherwise noted, USD in millions at FY’23 Budget F/X Rates based on June 30th spot)  Excludes $262MM balance assumed to be extinguished at emergence (non-cash item); change reflects FDM payments only  Post-Emergence Balance Sheet does not include Fresh Start accounting adjustments to re-mark Asset and Liabilities to fair value   Actuals through Aug-22 are at Reported Rates  (2)(3)

 FY’23 Net Working Capital Detail  22  (Unless otherwise noted, USD in millions at FY’23 Budget F/X Rates based on June 30th spot)  Excludes $262MM balance assumed to be extinguished at emergence (non-cash item); change reflects FDM payments only  Post-Emergence Balance Sheet does not include Fresh Start accounting adjustments to re-mark Asset and Liabilities to fair value   (2)

 Professional Fee Detail: Revised Forecast  23  (Unless otherwise noted, USD in millions at FY’23 Budget F/X Rates at 6/30/22 spot)  (1) Represents monthly incurrence of professional fees; does not include transaction fees payable at Emergence  (1)

 Business Plan Overlays  24

 Business Plan Overlays & Strategic Initiatives  25  Not reflected in current business plan as presented on prior pages  In addition to savings included in the Business Plan forecast, the Company has identified strategic initiatives and opportunities for savings that can be contemplated as incremental overlays to the forecast:  Total Overlay Annualized Savings of ~$62MM – $88MM  One-Time Costs of ~$62MM – $97MM  Most one-time costs to be incurred in 2023 and 2024, with majority of the annual benefit to be achieved by 2025

 Appendix: Non-GAAP Reconciliations  26

 Total Company: Non-GAAP Reconciliation   27  (Unless otherwise noted, USD in millions at FY’23 Budget F/X Rates at 6/30/22 spot)  Adjusted Recurring EBITDA for FY22 PF F8 reflects reported FX rates for Jan’22 - Aug’22 and estimated spot rates for Sep’22 – Dec’22 (i.e., 8+4 forecast)  Reflects FX adjustment from 2023 Budget FX Rates as of 6/30 to 9/30 Spot FX Rates  (1)

 Brand Detail: Non-GAAP Reconciliation   28  (Unless otherwise noted, USD in millions at FY’23 Budget F/X Rates at 6/30/22 spot)  Adjusted Recurring EBITDA for FY22 PF F8 reflects reported FX rates for Jan’22 - Aug’22 and estimated spot rates for Sep’22 – Dec’22 (i.e., 8+4 forecast)  (1)

 Total Company: Non-GAAP Reconciliation   29  (Unless otherwise noted, USD in millions at FY’23 Budget F/X Rates at 6/30/22 spot)  Reflects Post-Emergence period (May 2023 – December 2023)  Reflects FX adjustment from 2023 Budget FX Rates as of 6/30 to 9/30 Spot FX Rates  (1)